UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2013

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2013, Arctic Cat Inc. (the “Registrant”) issued a press release regarding the Registrant’s results of operations for the fourth quarter and fiscal year ended March 31, 2013 and conducted an earnings conference call regarding such results of operations. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and a transcript of the earnings conference call is furnished as Exhibit 99.2 to this Form 8-K. A recording of the earnings conference call has been posted to the Registrant’s website at www.arcticcat.com.

Item 7.01 Regulation FD Disclosure

The information set forth in response to Item 2.02 of this Form 8-K is incorporated by reference in response to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued on May 15, 2013 regarding the Registrant’s results of operations for the fourth quarter and fiscal year ended March 31, 2013.

99.2	Transcript of the Registrant’s earnings conference call held on May 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

Dated: June 6, 2013

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on May 15, 2013 regarding the Registrant’s results of operations for the fourth quarter and fiscal year ended March 31, 2013.

99.2	Transcript of the Registrant’s earnings conference call held on May 15, 2013.